UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2005

CPI HOLDCO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-11386-04	75-3142681
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Hansen Way
Palo Alto, California		94303-1110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 846-2900

N/A

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On December 15, 2005, CPI Holdco, Inc. (the “Company”) and its wholly owned subsidiary, Communications & Power Industries, Inc. (“CPI”), entered into Amendment No. 3, dated as of December 15, 2005 (the “Amendment”), to that certain Credit Agreement (the “Credit Agreement”), dated as of January 23, 2004, and amended and restated as of November 29, 2004, as amended, among CPI, UBS AG, Stamford Branch, as administrative agent, the lenders from time to time party thereto, and the other parties thereto.  The Amendment is filed herewith as Exhibit 10.1 and is incorporated herein by this reference.

The Amendment, among other things (i) increases the term loan commitment under the Credit Agreement by $10.0 million, (ii) permits (subject to certain conditions) CPI to pay a dividend (not to exceed $20.0 million) to the Company to fund a dividend by the Company to its stockholders, (iii) amends the definition of Excess Cash Flow in the Credit Agreement to decrease Excess Cash Flow for CPI’s 2006 fiscal year by the excess of the amount of the dividend described in clause (ii) over the gross proceeds of CPI’s $10.0 million additional term loan borrowing, and (iv) permits CPI or the Company to use up to $70.0 million of the proceeds of the first equity issuance by the Company after the effective date of the Amendment to repurchase or redeem, as applicable, the Company’s Floating Rate Senior Notes due 2015 or CPI’s 8% Senior Subordinated Notes due 2012.

On December 15, 2005, CPI borrowed an additional $10.0 million under the Credit Agreement, as amended by the Amendment.

Item 2.03.                                          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Form 8-K is hereby incorporated by reference to this Item 2.03.

Item 9.01.                                          Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description

Exhibit 10.1

Amendment No. 3, dated as of December 15, 2005, to that certain Credit Agreement, dated as of January 23, 2004, and amended and restated as of November 29, 2004, as amended, among Communications & Power Industries, Inc., UBS AG, Stamford Branch, as administrative agent, the lenders from time to time party thereto, and the other parties thereto.

SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI HOLDCO, INC.
(Registrant)

Date: December 16, 2005	By:	/s/ Joel A. Littman
Joel A. Littman
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 10.1

Amendment No. 3, dated as of December 15, 2005, to that certain Credit Agreement, dated as of January 23, 2004, and amended and restated as of November 29, 2004, as amended, among Communications & Power Industries, Inc., UBS AG, Stamford Branch, as administrative agent, the lenders from time to time party thereto, and the other parties thereto.